                                  POWER OF ATTORNEY

     LET IT BE KNOWN That each person whose signature appears below appoints John L. Steinkamp, and Robert A. Nikels, jointly and severally, his attorneys-in fact, with power of substitution, for him in all capacities, to sign all amendments and/or post-effective amendments to the Registration Statement of Lincoln National Special Opportunities Fund, Inc. under the Securities Act of 1933 and/or the Investment Company Act of 1940, and to file such amendments (with exhibits) with the Securities and Exchange Commission, ratifying all that each attorney-in-fact may do or cause to be done by virtue of this power.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Fort Wayne, and State of Indiana, on the 1st day of December, 1982.

                                        LINCOLN NATIONAL SPECIAL OPPORTUNITIES
                                          FUND, INC.



                                        By
                                             -----------------------------------
                                                  Peter J. Cross, Chairman
                                                 of the Board and President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                          Title                         Date
     ---------                          -----                         ----


-----------------------------------     Director and Principal        12/  /82
     Peter J. Cross                       Executive Officer



/s/  John P. Borsch, Jr.                 Director                      12/  /82
-----------------------------------
     John P. Borsch, Jr.



                               (Continued on next page)

     Signature                          Title                         Date
     ---------                          -----                         ----

/s/  [ILLEGIBLE]                        Director                      12/  /82
-----------------------------------
     [ILLEGIBLE]


                                        Director
-----------------------------------
     Stanley R. Nelson



                                        Director
-----------------------------------
     Matthew E. Welsh



                                        Vice President & Principal    12/  /82
-----------------------------------       Accounting Officer
     Robert A. Nikels



                                        Treasurer & Principal         12/  /82
-----------------------------------       Financial Officer
     Gerald E. Snyder